UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2012

Tops Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-168065	26-1252536
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 716-635-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On December 14, 2012, Tops Holding Corporation, Tops Markets, LLC, Tops Gift Card Company, LLC and Tops PT, LLC entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) for an asset-backed revolving credit facility with Bank of America, N.A., as Collateral Agent and Administrative Agent.  The size of the facility under the Amended and Restated Credit Agreement is $125 million, with an option for future upsizing with up to $50 million of incremental commitments if certain conditions are met.  The borrowing base includes certain receivables and inventory customary for a facility of this type.  The Amended and Restated Credit Agreement also contains customary representations and warranties, affirmative and negative covenants, and events of default.  The Amended and Restated Credit Agreement is secured by the collateral pledged under the Guaranty and Security Agreement dated October 9, 2009.  The facility will mature on or before December 14, 2017 and is governed by New York Law.

The foregoing description of the Amended and Restated Credit Agreement is qualified in its entirety by reference to the Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture

On December 20, 2012, Tops Holding Corporation (the “Company”) and Tops Markets, LLC (together with the Company, the “Issuers”) completed an offering of $460 million in aggregate principal amount of 8.875% senior secured notes due 2017 (the “2017 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).  The 2017 Notes are fully and unconditionally guaranteed on a senior secured basis by Tops PT, LLC and Tops Gift Card Company, LLC (the “Guarantors”).

The 2017 Notes were issued under an Indenture dated as of December 20, 2012 (the “Indenture”) among the Issuers, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), and bear interest at a rate of 8.875% per annum.  The Issuers will pay interest on the 2017 Notes on June 15 and December 15 of each year, commencing on June 15, 2013.  The 2017 Notes are redeemable, in whole or in part, at any time on or after June 15, 2015 at the redemption prices specified in the Indenture.  Prior to June 15, 2015, the Issuers may redeem some or all of the 2017 Notes at a “make-whole” premium as specified in the Indenture.  The 2017 Notes and the guarantees of the 2017 Notes are senior secured obligations of the Issuers and the Guarantors, respectively, will rank equally in right of payment with all existing and future senior indebtedness of the Issuers and the Guarantors, will rank senior to all existing and future subordinated indebtedness of the Issuers and the Guarantors and will mature on December 15, 2017.

The foregoing description of the 2017 Notes and the Indenture is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

The holders of the 2017 Notes are entitled to the benefits of a Registration Rights Agreement dated as of December 20, 2012 (the “Registration Rights Agreement”), among the Issuers, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors have agreed to use their reasonable best efforts to:  (i) file a registration statement with the Securities and Exchange Commission for an offer to exchange the 2017 Notes for a new issuance of substantially identical notes issued under the Securities Act (the “Exchange Offer”); (ii) cause the registration statement to be declared effective and (iii) consummate the Exchange Offer on or before 365 days after December 20, 2012.  The Issuers and the Guarantors may be required to file a shelf registration statement to cover resales of the 2017 Notes under certain circumstances.  If the Issuers fail to satisfy their obligations under the Registration Rights Agreement, they may be required to pay additional interest on the 2017 Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Security Agreement

On December 20, 2012, in connection with entry into the Indenture, Tops Holding Corporation, Tops Markets, LLC, Tops Gift Card Company, LLC and Tops PT, LLC entered into a security agreement (the “Security Agreement”) with U.S. Bank National Association, as Collateral Agent under the 2017 Notes.  Pursuant to the Security Agreement, the Company and its subsidiaries have pledged substantially all of their assets as collateral to secure the 2017 Notes.  The Security Agreement is governed by New York law.

The foregoing description of the Security Agreement is qualified in its entirety by reference to the Security Agreement, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Intercreditor Agreement

On December 20, 2012, in connection with entry into the Indenture, Tops Holding Corporation and Tops Markets, LLC entered into an intercreditor agreement (the “Intercreditor Agreement”) with Bank of America, N.A., as Collateral Agent under the Amended and Restated Credit Agreement, and U.S. Bank National Association, as Collateral Agent under the Indenture. The Intercreditor Agreement provides for, among other things, the terms by which the liens on certain collateral (including receivables and inventory) securing obligations under, and guarantees granted in favor of the lenders of the 2017 Notes and certain other debt that may be incurred by the Company, will be subordinated in priority to the liens on such collateral securing the obligations under the Amended and Restated Credit Agreement and guarantees granted in favor thereof.  The Intercreditor Agreement also contains certain terms by which the liens on certain collateral securing obligations under the Amended and Restated Credit Agreement and certain other debt that may be incurred by the Company will be subordinated in priority to the liens on such collateral securing the obligations under the 2017 Notes.  The Intercreditor Agreement provides for certain limitations on enforcement actions that may be taken by the lenders under the Amended and Restated Credit Agreement and certain other debt that may be incurred by the Company and its subsidiaries.

The foregoing description of the Intercreditor Agreement is qualified in its entirety by reference to the Intercreditor Agreement, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the headings “Indenture” and “Amended and Restated Credit Facility” in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On December 20, 2012, the Issuers issued a press release announcing that, effective immediately, in accordance with their Offer to Purchase and Consent Solicitation Statement dated December 6, 2012, they have withdrawn their previously announced cash tender offer to purchase any and all of their 10.125% Senior Secured notes due 2015, and related consent solicitation to effect certain proposed amendments to the indenture governing those notes and related collateral documents.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of December 20, 2012, by and among Tops Holding Corporation and Tops Markets, LLC, the Guarantors named therein and U.S. Bank National Association, as Trustee and Collateral Agent.

4.2	Registration Rights Agreement, dated as of December 20, 2012, by and among Tops

Holding Corporation, Tops Markets, LLC, the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers listed therein.

4.3	The Security Agreement, dated as of December 20, 2012, among Tops Holding Corporation and Tops Markets, LLC, the Guarantors named therein and U.S. Bank National Association, as collateral agent.

4.4

Intercreditor Agreement, dated as of December 20, 2012, by and among Bank of America, N.A., as Administrative Agent under the Amended and Restated Credit Agreement, and U.S. Bank National Association, as Collateral Agent, and acknowledged by Tops Holding Corporation, Tops Markets, LLC and the other persons signatory thereto.

10.1

Amended and Restated Credit Agreement, dated as of December 14, 2020, among Tops Markets, LLC, as lead borrower, the borrowers party thereto, the guarantors party thereto, the various lenders and agents party thereto and Bank of America, N.A., as administrative agent.

99.1	Press release dated December 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPS HOLDING CORPORATION

December 20, 2012	By:	/s/ Frank Curci

Frank Curci

President and Chief Executive Officer

Exhibit Index

4.1	Indenture, dated as of December 20, 2012, by and among Tops Holding Corporation and Tops Markets, LLC, the Guarantors named therein and U.S. Bank National Association, as Trustee and Collateral Agent.

4.2

Registration Rights Agreement, dated as of December 20, 2012, by and among Tops Holding Corporation, Tops Markets, LLC, the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers listed therein.

4.3	The Security Agreement, dated as of December 20, 2012, among Tops Holding Corporation and Tops Markets, LLC, the Guarantors named therein and U.S. Bank National Association, as collateral agent.

4.4

Intercreditor Agreement, dated as of December 20, 2012, by and among Bank of America, N.A., as Administrative Agent under the Amended and Restated Credit Agreement, and U.S. Bank National Association, as Collateral Agent, and acknowledged by Tops Holding Corporation, Tops Markets, LLC and the other persons signatory thereto.

10.1

Amended and Restated Credit Agreement, dated as of December 14, 2020, among Tops Markets, LLC, as lead borrower, the borrowers party thereto, the guarantors party thereto, the various lenders and agents party thereto and Bank of America, N.A., as administrative agent.

99.1	Press release dated December 20, 2012.